Exhibit 10.1

AMENDMENT NO. 1, dated as of February 8, 2006 (this “Amendment”) to the Credit and Guaranty Agreement, dated as of May 18, 2005 (the “Credit Agreement”), by and among Xerium Technologies, Inc. (“Xerium”), a Delaware corporation, XTI LLC (“XTI”), a Delaware limited liability company, Xerium Italia S.p.A. (“Italia SpA”), an Italian società per azioni, Stowe-Woodward/Mount Hope Inc. (“Stowe-Woodward”), a New Brunswick (Canada) corporation, Weavexx Corporation (“Weavexx”), a New Brunswick (Canada) corporation, Huyck Austria GmbH (“Huyck Austria”), an Austrian limited liability company, and Xerium Germany Holding GmbH (“Germany Holdings”), a German limited liability company (each of Xerium, XTI, Italia SpA, Stowe-Woodward, Weavexx, Huyck Austria and Germany Holdings, individually, a “Borrower” and, collectively, the “Borrowers”), certain Subsidiaries of the Borrowers, as Guarantors, the Banks party hereto from time to time, Citigroup Global Markets, Inc. and CIBC World Markets plc, as Joint Lead Arrangers and Lead Bookrunners, Citigroup Global Markets, Inc. and CIBC World Markets plc, as Syndication Agents, Citicorp North America, Inc., as Administrative Agent (together with its permitted successors, in such capacity, “Administrative Agent”) and Citicorp North America, Inc., as Collateral Agent.

W I T N E S S E T H :

WHEREAS, Xerium has requested certain amendments to the Credit Agreement and the Banks and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend certain provisions of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

ARTICLE I

AMENDMENTS

SECTION 1.1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

SECTION 1.2. Effectiveness. The Credit Parties, the Banks and the Administrative Agent agree that the following amendments to the Credit Agreement in this Article I shall become effective, unless otherwise provided, on the First Amendment Effective Date (as defined below).

SECTION 1.3. Amendments to Section 1.1. Section 1.1 of the Credit Agreement is amended by:

(a) inserting the following definitions in appropriate alphabetical order in Section 1.1:

“Amendment No. 1” means Amendment No. 1, dated as of February 8, 2006, to the Agreement.

“Press Felt Expansion Capex” is defined in Section 6.8(d) of the Agreement.

(b) deleting clause (a) from the definition of “Applicable Margin” in its entirety and inserting in its place the following:

“(a) with respect to Xerium B Term Loans, 2.25% and”

(c) deleting clause (iii) from the definition of “Pre-Dividend Free Cash Flow” in its entirety and inserting in its place the following:

“(iii) Consolidated Capital Expenditures (except to the extent (I) financed or refinanced with an incurrence of Indebtedness, until such Indebtedness is repaid (other than through the refinancing thereof), (II) financed with insurance or condemnation proceeds, (III) financed with the cash proceeds from any Asset Sale, (IV) such Consolidated Capital Expenditures constitute Press Felt Expansion Capex, or (V) such Consolidated Capital Expenditures are included in Incremental Permitted Capital Expenditures)”

SECTION 1.4. Amendment to Section 6.8(a). Section 6.8 of the Credit Agreement is amended by deleting clause (a) in its entirety and inserting in its place the following:

“(a) Interest Coverage Ratio. Xerium shall not permit the Interest Coverage Ratio for any period of four consecutive Fiscal Quarters ending with any Fiscal Quarter set forth below to be less than the ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter	Interest Coverage Ratio
September 30, 2005	3.50:1.00
December 31, 2005	3.50:1.00
March 31, 2006	3.50:1.00
June 30, 2006	3.50:1.00
September 30, 2006	3.50:1.00
December 31, 2006	4.00:1.00
March 31, 2007	4.00:1.00
June 30, 2007	4.25:1.00
September 30, 2007	4.25:1.00
December 31, 2007	4.25:1.00
March 31, 2008	4.50:1.00
June 30, 2008	4.50:1.00
September 30, 2008	4.50:1.00
December 31, 2008	4.50:1.00
March 31, 2009	4.75:1.00
June 30, 2009	4.75:1.00

Fiscal Quarter	Interest Coverage Ratio
September 30, 2009	4.75:1.00
December 31, 2009	4.75:1.00
March 31, 2010	5.00:1.00
June 30, 2010	5.00:1.00
September 30, 2010	5.00:1.00
December 31, 2010	5.00:1.00
March 31, 2011	5.25:1.00
June 30, 2011	5.25:1.00
September 30, 2011	5.25:1.00
December 31, 2011	5.25:1.00
March 31, 2012	5.25:1.00

SECTION 1.5. Amendment to Section 6.8(b). Section 6.8 of the Credit Agreement is amended by deleting clause (b) in its entirety and inserting in their place the following:

“(b) Leverage Ratio. Xerium shall not permit the Leverage Ratio for any period of four consecutive Fiscal Quarters ending with any Fiscal Quarter set forth below to be greater than the ratio set forth below opposite such Fiscal Quarter:

Fiscal Quarter	Leverage Ratio
September 30, 2005	4.50:1.00
December 31, 2005	4.50:1.00
March 31, 2006	4.75:1.00
June 30, 2006	4.75:1.00
September 30, 2006	4.75:1.00
December 31, 2006	4.75:1.00
March 31, 2007	4.50:1.00
June 30, 2007	4.25:1.00
September 30, 2007	4.25:1.00
December 31, 2007	4.25:1.00
March 31, 2008	3.50:1.00
June 30, 2008	3.50:1.00

Fiscal Quarter	Leverage Ratio
September 30, 2008	3.25:1.00
December 31, 2008	3.25:1.00
March 31, 2009	3.00:1.00
June 30, 2009	3.00:1.00
September 30, 2009	3.00:1.00
December 31, 2009	3.00:1.00
March 31, 2010	2.75:1.00
June 30, 2010	2.75:1.00
September 30, 2010	2.50:1.00
December 31, 2010	2.50:1.00
March 31, 2011	2.25:1.00
June 30, 2011	2.25:1.00
September 30, 2011	2.00:1.00
December 31, 2011	2.00:1.00
March 31, 2012	2.00:1.00

SECTION 1.6. Amendment to Section 6.8(d). Section 6.8 of the Credit Agreement is amended by adding to the end thereof the following proviso:

“provided, however, notwithstanding this Section 6.8(d), Xerium and its Subsidiaries shall be permitted to make or incur Consolidated Capital Expenditures (such capital expenditures permitted by this proviso, being referred to herein as “Press Felt Expansion Capex”), (1) in Fiscal Year 2006 in an aggregate amount for Xerium and its Subsidiaries of $8,400,000 in excess of the corresponding amount set forth above opposite such Fiscal Year, and (2) in Fiscal Year 2007 in an aggregate amount for Xerium and its Subsidiaries of $8,200,000 in excess of the corresponding amount set forth above opposite such Fiscal Year, in each case solely to expand press felt production capacity in Brazil.”

ARTICLE II

FEES

SECTION 2.1. Fees. Xerium agrees to pay to each Bank executing and delivering (by telecopy or otherwise) this Amendment, on or before 5:00 P.M., New York time, February 1, 2006, an amendment fee equal to 0.125% (the “Amendment Fee”) of the outstanding principal amount of all Loans and Commitments of such Bank. Such fee shall be fully earned and nonrefundable on the First Amendment Effective Date. Xerium shall pay the Amendment Fee to the Administrative Agent on the First Amendment Effective Date for the benefit of such consenting Banks.

ARTICLE III

CONSENT AND REAFFIRMATION

SECTION 3.1. Consent and Agreement. Each Credit Party hereby expressly (i) acknowledges receipt of a copy of this Amendment, (ii) ratifies and affirms its obligations under the Credit Documents (including guarantees, security agreements and pledge agreements) executed and delivered by such Credit Party, and (iii) acknowledges, renews and extends its continued liability under all such Credit Documents and agrees such Credit Documents remain in full force and effect, including with respect to the obligations of the Borrowers as modified by this Amendment.

ARTICLE IV

CONDITIONS PRECEDENT

SECTION 4.1. Conditions Precedent to First Amendment Effective Date. This Amendment and the amendments contained herein shall be and become effective as of February 8, 2006 (the “First Amendment Effective Date”) when the following conditions shall be satisfied, or waived in accordance with Section 10.6 of the Credit Agreement:

(a) Counterparts of this Amendment. The Administrative Agent shall have received counterparts of this Amendment, duly executed by and delivered on behalf of the Credit Parties and the Requisite Banks.

(b) No Default; Representations and Warranties, etc. The Credit Parties hereby represent, warrant and confirm that: (a) the representations and warranties of the Credit Parties contained in Section 4 of the Credit Agreement are true in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date); (b) after giving effect to this Amendment, the Credit Parties are in compliance with all of the terms and provisions set forth in the Credit Agreement on their part to be observed or performed thereunder; (c) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; (d) the execution, delivery and performance by the Credit Parties of this Amendment (i) have been duly authorized by all necessary action on the part of the Credit Parties, (ii) have not and will not violate any applicable law or regulation or the Organizational Documents of any Credit Party, (iii) have not and will not conflict with, result in a breach of or constitute a default under any Contractual Obligation of any Credit Party except to the extent such conflict, breach or default could not reasonably be expected to have a R&W Material Adverse Effect and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agent and the Banks) which has not been obtained.

(c) Officer Certificate. The Administrative Agent shall have received a certificate, dated the date hereof and signed by an Authorized Officer of Xerium, confirming that all conditions precedent to the effectiveness of this Amendment have been met, that all representations and warranties set forth herein are true, accurate and correct and as to the absence of any Defaults or Events of Default.

(d) Binding Agreements. This Amendment and the Credit Agreement and each other Credit Document, including without limitation, the Collateral Documents, constitute the valid and legally binding obligations of each Credit Party party thereto enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

(e) Fees. The Administrative Agent shall have received the Amendment Fee pursuant to Section 2.1 and any other fees or expenses required to be paid in connection herewith, including, without limitation, the fees and expenses of the Administrative Agent’s counsel, Skadden, Arps, Slate, Meagher and Flom, LLP, in each case through and including the First Amendment Effective Date.

(f) Additional Information. The Administrative Agent shall have received such other information and documents as may reasonably be required by the Administrative Agent and its counsel.

ARTICLE V

MISCELLANEOUS

SECTION 5.1. Full Force and Effect; Limited Amendment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement, the Notes and each other Credit Document shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. Upon the effectiveness of this Amendment, all references in the Credit Agreement to the Credit Agreement or “hereof,” “herein,” “hereto” or words of similar import shall mean the Credit Agreement as amended by this Amendment, and all references in the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended by this Amendment. The amendments and waivers set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, consent to or modification of any other term or provision of the Credit Agreement or any other Credit Document or of any transaction or further or future action which would require the consent of the Banks under the Credit Agreement.

SECTION 5.2. Credit Document Pursuant to Credit Agreement; Confidentiality. This Amendment is executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the First Amendment Effective Date, the Credit Agreement as amended by this Amendment). The provisions of Section 10.18 of the Credit Agreement apply to this Amendment.

SECTION 5.3. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby.

SECTION 5.4. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 5.5. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 5.6. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

SECTION 5.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 5.8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

XERIUM TECHNOLOGIES, INC.

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

XTI LLC

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

XERIUM ITALIA S.P.A.

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

STOWE-WOODWARD/MOUNT HOPE INC.

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

WEAVEXX CORPORATION, a New Brunswick corporation

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

HUYCK AUSTRIA GMBH
Signed by Michael O’Donnell as attorney for Huyck Austria GmbH

By:	/s/ Michael O’Donnell

HUYCK AUSTRALIA PTY. LIMITED

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Director

By:	/s/ John R. Cormier
	Name:	John R. Cormier
	Title:	Director

WANGNER ITELPA PARTICIPAÇÕES LTDA.

By:	/s/ John R. Cormier
	Name:	John R. Cormier
	Title:	Authorized Signatory

XERIUM TECHNOLOGIES BRASIL INDÚSTRIA E COMÉRCIO S.A.

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Authorized Signatory

XERIUM DO BRASIL LTDA.

By:	/s/ John R. Cormier
	Name:	John R. Cormier
	Title:	Authorized Signatory

XERIUM (FRANCE) SAS

By:	/s/ Felice Conti
	Name:	Felice Conti
	Title:	President

STOWE WOODWARD FRANCE SAS

By:	/s/ Felice Conti
	Name:	Felice Conti
	Title:	President

ROBEC WALZEN GMBH Signed by Michael O’Donnell as managing director of Robec Walzen GmbH

By:	/s/ Michael O’Donnell

STOWE WOODWARD AG Signed by Felice Conti as managing director of Stowe Woodward AG

By:	/s/ Felice Conti

XERIUM GERMANY HOLDING GMBH Signed by Michael O’Donnell as managing director of Xerium Germany Holding GmbH

By:	/s/ Michael O’Donnell

WANGNER BETEILIGUNGSGESELLSCHAFT MBH Signed by Michael O’Donnell as managing director of Wangner Beteiligungsgesellschaft mbH

By:	/s/ Michael O’Donnell

WANGNER GMBH Signed by Thomas Gutierrez as managing director of Wangner GmbH

By:	/s/ Thomas Gutierrez

HUYCK JAPAN LIMITED

By:	/s/ Michael O’Donnell
duly authorised for purposes of this agreement
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

STOWE WOODWARD MÉXICO, S.A. DE C.V.

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

TIAG TRANSWORLD INTERWEAVING GMBH

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Authorized Signatory

HUYCK (UK) LIMITED

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Director

STOWE-WOODWARD (UK) LIMITED

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Director

XERIUM TECHNOLOGIES LIMITED

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Director

HUYCK LIMITED

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Director

STOWE-WOODWARD LIMITED

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Director

HUYCK LICENSCO INC.

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

STOWE WOODWARD LLC

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

STOWE WOODWARD LICENSCO LLC

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

WEAVEXX CORPORATION, a Delaware corporation

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

XERIUM III (US) LIMITED

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

XERIUM IV (US) LIMITED

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

XERIUM V (US) LIMITED

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

WANGNER ITELPA I LLC

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

WANGNER ITELPA II LLC

By:	/s/ Michael O’Donnell
	Name:	Michael O’Donnell
	Title:	Chief Financial Officer

CITICORP NORTH AMERICA, INC. as Administrative Agent, Issuing Bank, Collateral Agent and a Bank

By:	/s/ Hector Guenther
	Name:	Hector Guenther
	Title:	Vice President

[REQUISITE BANKS][1]

By:
Name:
Title:

[1]	A list of applicable signing banks is attached hereto.

Xerium Amendment No. 1 – Requisite Banks

1.	Babson CLO Ltd. 2003-I
2.	Babson CLO Ltd. 2005-I
3.	Babson CLO Ltd. 2005-II
4.	Suffield CLO, Limited
5.	Massachusetts Mutual Life Insurance Company
6.	Bill & Melinda Gates Foundation
7.	Maplewood (Cayman) Limited
8.	Eurocredit CDO I BV
9.	Eurocredit CDO II BV
10.	Promus I BV
11.	Promus II BV
12.	Commerzbank AG, New York and Grand Cayman Branches
13.	Blue Mountain CLO Ltd.
14.	Addison CDO, Limited
15.	Clarenville CDO, SA
16.	Fairway Loan Funding Company
17.	Global Enhanced Loan Fund S.A.
18.	Intercontinental CDO S.A.
19.	Loan Funding III LLC
20.	PIMCO Floating Income Fund
21.	PIMCO Floating Rate Strategy Fund
22.	Southport CLO, Limited
23.	Waveland - INGOTS, Ltd.
24.	Wrigley CDO, Ltd.
25.	Prospero CLO I, B.V.
26.	Banco Espirito Santo, S.A.
27.	GE Corporate Banking SAS
28.	FBS CFPI Loan Funding LLC
29.	Fall Creek CLO, Ltd.
30.	Harch CLO II Limited
31.	Symphony CLO I Ltd.
32.	Nuveen Floating Rate Income Fund
33.	Long Grove CLO, Limited
34.	Cumberland II CLO Ltd.
35.	Marquette Park CLO Ltd.
36.	Bridgeport CLO Ltd.
37.	Access Institutional Loan Fund
38.	Bryn Mawr CLO, Ltd.
39.	Rosemont CLO, Ltd.
40.	Allied Irish Banks p.l.c.
41.	ACA CLO 2005-1, Limited
42.	ACA Management, LLC as Investment Advisor
43.	Black Diamond CLO 2005-2 Ltd.
44.	Franklin CLO I, Limited
45.	Franklin CLO II, Limited
46.	Franklin Floating Rate Daily Access Fund
47.	Franklin Floating Rate Master Series
48.	Prospect Park CDO Ltd.
49.	Hanover Square CLO Ltd.

50.	Union Square CDO Ltd.
51.	Monument Park CDO Ltd.
52.	Loan Funding VI LLC for itself or as agent for Corporate Loan Funding VI LLC
53.	Essex Park CDO Ltd.
54.	Lafayette Square CDO Ltd., for itself or as agent for Lafayette Square CDO Ltd.
55.	Arabesque c/o Aladdin Capital
56.	IKB Capital Corporation
57.	Malibu CBNA Loan Funding LLC, for itself or as agent for Malibu CFPI Loan Funding LLC
58.	Senior Debt Portfolio
59.	Eaton Vance Senior Income Trust
60.	Eaton Vance Institutional Senior Loan […]
61.	Costantinus Eaton Vance CDO V, Ltd.
62.	Eaton Vance CDO VI Ltd.
63.	Grayson & Co
64.	The Norinchukin Bank, New York Branch
65.	Big Sky III Senior Loan Trust
66.	Eaton Vance VT Floating-Rate Income Fund
67.	Eaton Vance Limited Duration Income Fund
68.	Tolli & Co.
69.	Eaton Vance Senior Floating-Rate Trust
70.	Eaton Vance Floating-Rate Income Trust
71.	Eaton Vance Short Duration Diversified Income Fund
72.	Eaton Vance Variable Leverage Fund Ltd.
73.	Avenue CLO II, Limited
74.	Windsor Loan Funding, Limited
75.	Stanfield Vantage CLO, Ltd
76.	Bayerische Hypo- und Vereinsbank AG, London Branch
77.	CIBC World Markets plc
78.	ING Prime Rate Trust
79.	ING Senior Income Fund
80.	ING Investment Management CLO I, Ltd.
81.	RMF Euro CDO III PLC
82.	Jupiter Loan Funding LLC
83.	Pinehurst Trading Inc.
84.	PPM Monarch Bay Funding LLC
85.	PPM Shadow Creek Funding LLC
86.	PPM Spyglass Funding Trust
87.	Waterville Funding LLC
88.	Centurian CDO II, Ltd.
89.	Sequils-Centurian V, Ltd.
90.	Centurian CDO VI, Ltd.
91.	Centurian CDO VII, Ltd.
92.	Centurian CDO 8, Ltd.
93.	Centurian CDO 9, Ltd.
94.	Cent CDO 10, Limited
95.	Cent CDO XI, Limited
96.	Ameriprise Certificate Company
97.	IDS Life Insurance Company
98.	Fidelity Puritan Trust: Fidelity Puritan Fund
99.	Fidelity Advisor Series II: Fidelity Advisor Floating Rate High Income Fund

100.	Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Investment Portfolio
101.	Ballyrock CLO II Limited
102.	Ballyrock CLO III Limited
103.	Ballyrock CLO I Limited
104.	Protective Life Insurance Company
105.	Eagle Master Fund Ltd.
106.	J.P. Morgan Trust Company (Cayman) Limited, as Trustee for TORAJI TRUST
107.	Kaldi Funding LLC
108.	Van Kampen Senior Income Trust
109.	Van Kampen Senior Loan Fund
110.	Apidos CDO I
111.	Apidos CDO II
112.	ECL Funding LLC
113.	Morgan Stanley Prime Income Trust
114.	Blue Square Funding Limited Series 3
115.	Vallauris CLO plc
116.	Metropolitan Life Insurance Company
117.	MetLife Bank, National Association
118.	Sequils-Magnum, Ltd.
119.	Avalon Capital Ltd. 3
120.	Champlain CLO, Ltd.
121.	Charter View Portfolio
122.	Diversified Credit Portfolio Ltd.
123.	AIM Floating Rate Fund
124.	INVESCO European CDO I S.A.
125.	Katonah V, Ltd.
126.	Loan Funding IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
127.	Sequils-Liberty, Ltd.
128.	Moselle CLO S.A.
129.	Petrusse European CLO S.A.
130.	Sagamore CLO Ltd.
131.	Saratoga CLO I, Limited
132.	Phoenix Goodwin Multi-Sector Short Term Bond Fund
133.	PHL Variable Insurance Company 2
134.	PHL Variable Insurance Company 1
135.	PHL Variable Insurance Company 806 RPC
136.	Phoenix Edge Series Fund: Goodwin Multi-Sector Short Term
137.	Suntrust Bank (—)
138.	New Alliance Global CDO, Limited
139.	FBS CFPI Loan Funding LLC
140.	Harbourmaster Loan Corporation BV
141.	Harbourmaster CLO 4 BV
142.	Harbourmaster CLO 5 BV
143.	CSAM Funding III
144.	Atrium IV
145.	Madison Park Funding II
146.	Robson Trust
147.	Jasper CLO, Ltd.
148.	Gleneagles CLO, Ltd.
149.	Loan Star State Trust

150.	ELF Funding Trust I
151.	Highland Offshore Partners, L.P.
152.	LCM III, Ltd.
153.	LCM IV, Ltd.
154.	The Sumitomo Trust and Banking Co., Ltd.
155.	WhiteHorse II, Ltd.
156.	Sovereign Bank
157.	Hamilton Floating Rate Fund, LLC
158.	Scotiabank (Ireland) Limited
159.	Dryden VIII - Leveraged Loan CDO 2005
160.	Venture CDO 2002 Limited
161.	Venture II CDO 2002 Limited
162.	Marathon CLO I Ltd.
163.	Marathon CLO II Ltd.
164.	USB AG, Stamford Branch
165.	FBS CBNA Loan Funding
166.	Citicorp North America, Inc.
167.	Longhorn CDO III, LTD.
168.	Credit Suisse International
169.	Natexis Banques Populaires
170.	Lloyds BB
171.	Gulf Stream-Compass CLO 2005-II LTD
172.	Gulf Stream-Compass CLO 2005-I LTD
173.	Azure Funding
174.	Franklin CLO III, Limited
175.	Atlas Loan Funding I, LLC